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                   SCHEDULE 14A (Rule 14a-101) INFORMATION

                           REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No.)

                          Filed by the registrant [X]
                 Filed by a party other than the registrant [ ]

                          Check the appropriate box:

[ ]   Preliminary proxy statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive proxy statement
[X]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           RSL COMMUNICATIONS, LTD.
               (Name of Registrant as Specified in Its Charter)

                  (Name of Person(s) Filing Proxy Statement)

             ------------------------------------------------------

Payment of filing fee (Check the appropriate box): [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which transaction
                     applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

            (4)   Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)   Amount previously paid:

            (2)   Form, schedule or registration statement no.:

            (3)   Filing party:

            (4)   Date filed:


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(1)   set forth the amount on which the filing fee is calculated and state how it was determined.


                            RSL COMMUNICATIONS, LTD.

                               SUPPLEMENTAL NOTICE

                           OF SPECIAL GENERAL MEETING
                                 OF SHAREHOLDERS

            The Special General Meeting of shareholders of RSL COMMUNICATIONS, LTD., a Bermuda company, referred to in our proxy statement dated January 28, 2000 (the "January 28 Proxy Statement"), originally scheduled for February 4, 2000, has been rescheduled and will be held at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton HM CX, Bermuda, on February 10, 2000 at 10:00 a.m. (local time). All references in the January 28 Proxy Statement, including in the proxy card enclosed therewith, to the Special General Meeting date of February 4, 2000 are deemed instead to refer to February 10, 2000.

            The business of the Special General Meeting remains as set out in the January 28 Proxy Statement, as follows:

            1. To approve a proposal to amend our bye-laws to authorize the issuance of preferred shares by our board of directors, without any further action by our shareholders, from time to time in one or more series with the designations, preferences, rights, qualifications, limitations and restrictions relating to such series, including voting rights, dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series, as our board of directors sees fit.

            The record date of the Special General Meeting remains as set out in the January 28 Proxy Statement, January 28. Only shareholders of record at the close of business on January 19, 2000 are entitled to notice of and to vote at the meeting and any adjournments thereof.

            It is important that all shareholders be represented at the meeting. If you held our shares on January 19, 2000, you may vote by either: (1) signing and returning promptly the proxy card enclosed in the January 28 Proxy Statement; (2) attending the meeting and voting in person; or (3) voting by telephone as directed on the proxy card. Voting by written proxy or by telephone will not limit your right to vote at the meeting if you attend in person.

            Shareholders who have returned their proxy cards need take no further action to be represented at the rescheduled Special General Meeting of shareholders. Proxy cards that have already been signed and returned will be used to vote at the rescheduled Special General Meeting of shareholders unless revoked as provided in the January 28 Proxy Statement. Shareholders who have not yet signed and returned their proxy card are urged to do so.

                                          By Order of the Board of Directors,

                                          Michael Ashford
                                          Secretary

Hamilton, Bermuda
February 2, 2000